SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) : October 22, 2003


                              LAWSON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                           0-10546                      36-2229304
(State or other           (Commission File Number)             (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

1666 East Touhy Avenue, Des Plaines, Illinois                      60018
(Address of principal executive offices)                         (Zip code)



(Registrant's telephone number, including area code)     (847) 827-9666


(Former name or former address, if changed since last report)     Not Applicable

                              Lawson Products, Inc.
                           Current Report of Form 8-K


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Press release issued by Lawson Products, Inc. on October 22, 2003.


Item 12.  Results of Operations and Financial Condition.

         On October 22, 2003, Lawson Products, Inc. issued a press release announcing its operating results for the fiscal quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K may only be incorporated by reference in another filing under the Securities Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            LAWSON PRODUCTS, INC.


                                            /s/ Joseph L. Pawlick
                                            ------------------------------------
                                            Joseph L. Pawlick
Date: October 30, 2003                      Senior Vice President, Accounting
                                            (principal accounting officer)

EXHIBIT INDEX

NUMBER       DESCRIPTION
------       -----------
   99.1      Press release issued by Lawson Products, Inc.  on October 22, 2003.